SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]Confidential, For Use of the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                            ICN Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                   ICN Committee to Maximize Shareholder Value
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   -----------------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------
    (5)  Total fee paid:
   -----------------------------------------------------------------------------
    [ ]  Fee paid previously with preliminary materials:
   -----------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:
   -----------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
   -----------------------------------------------------------------------------
    (3)  Filing Party:
   -----------------------------------------------------------------------------
    (4)  Date Filed:
   -----------------------------------------------------------------------------

The following is the text of a press release issued by the ICN Committee to Maximize Shareholder Value on May 30, 2001:



          ICN Pharmaceuticals Shareholders' Committee Issues Statement

New York, New York. May 30, 2001 ... Herbert Denton, President of Providence Capital Inc. and a member of the ICN Committee to Maximize Shareholder Value, issued the following comment regarding remarks attributed to him and the Committee by the Wall Street Journal and another publication this morning concerning the possible outcome of the ICN Pharmaceuticals Inc. (NYSE: ICN) annual meeting being held today. "In my conversations with the press, as The Wall Street Journal noted but without quoting me, I have made clear that there are no sure things and that the outcome of the meeting will only be known once the polls are closed and the votes are counted. We continue to urge ICN shareholders to exercise their right to vote."



Contact:

         Daniel Burch
         MacKenzie Partners, Inc.
         212-929-5500